VK-HYM—STATSUP-1

Statutory Prospectus Supplement dated August 30, 2017

The purpose of this mailing is to provide you with changes to the current Statutory Prospectus for Class A, B, C and Y shares of the Fund listed below:

Invesco High Yield Municipal Fund

The Fund will close to new investors other than in the circumstances outlined below effective the open of business on October 2, 2017.

The following sentence is added on the front cover of the Prospectus:

“As of the open of business on October 2, 2017, the Fund will limit public sales of its shares to certain investors.”

The following information is added as the last item under the heading “Other Information”:

“Limited Fund Offering

Effective as of the open of business on October 2, 2017, the Fund will close to new investors. Investors should note that the Fund reserves the right to refuse any order that might disrupt the efficient management of the Fund.

Investors who are invested in the Fund on or prior to September 29, 2017 may continue to make additional purchases in their accounts.

Any retirement plan may continue to make additional purchases of Fund shares and may add new accounts at the plan level that may purchase Fund shares if the retirement plan had invested in the Fund as of September 29, 2017. Any brokerage firm wrap program may continue to make additional purchases of Fund shares and may add new accounts at the program level that may purchase Fund shares if the brokerage firm wrap program had invested in the Fund as of September 29, 2017.

The Fund may resume sale of shares to new investors on a future date if the Adviser determines it is appropriate.”

VK-HYM-STATSUP-1

ATEF-STATSUP-1

Statutory Prospectus Supplement dated August 30, 2017

The purpose of this mailing is to provide you with changes to the current Statutory Prospectus for Class R5 and R6 shares, as applicable, of the Funds listed below:

Invesco High Yield Municipal Fund	Invesco Municipal Income Fund
Invesco Intermediate Term Municipal Income Fund	Invesco New York Tax Free Income Fund
Invesco Limited Term Municipal Income Fund	Invesco Tax-Exempt Cash Fund

Invesco High Yield Municipal Fund will close to new investors, other than in the circumstances outlined below, effective the open of business on October 2, 2017.

The following sentence is added on the front cover of the Prospectus:

“As of the open of business on October 2, 2017, Invesco High Yield Municipal Fund will limit public sales of its shares to certain investors. Invesco High Yield Municipal Fund may also accept investments by 529 college savings plans managed by the Adviser during this limited offering.”

The following information is added under the heading “Other Information”:

“Limited Fund Offering (Invesco High Yield Municipal Fund)

Effective as of the open of business on October 2, 2017, Invesco High Yield Municipal Fund will close to new investors. Investors should note that the Fund reserves the right to refuse any order that might disrupt the efficient management of the Fund.

Investors who are invested in the Fund on September 29, 2017, may continue to make additional purchases in their accounts.

Any retirement plan may continue to make additional purchases of Fund shares and may add new accounts at the plan level that may purchase Fund shares if the retirement plan had invested in the Fund as of September 29, 2017. Any brokerage firm wrap program may continue to make additional purchases of Fund shares and may add new accounts at the program level that may purchase Fund shares if the brokerage firm wrap program had invested in the Fund as of September 29, 2017. The Fund may also accept investments by 529 college savings plans managed by the Adviser during this limited offering.

The Fund may resume sale of shares to new investors on a future date if the Adviser determines it is appropriate.”

ATEF-STATSUP-1